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                                  EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints RICHARD A. AUHLL and R. BRUCE THOMPSON, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                      Title                      Date
----------------------------   ---------------------------   ------------------

/s/                            Chairman of the Board,
----------------------------   President & Chief               August 19, 1997
  Richard A. Auhll             Executive Officer

/s/                            Executive Vice President,
----------------------------   Chief Financial Officer         August 19, 1997
  R. Bruce Thompson            (Principal Accounting Officer)

/s/
----------------------------   Director                        August 19, 1997
  Harold R. Frank

/s/
----------------------------   Director                        August 19, 1997
  Rudolf R. Schulte

/s/
----------------------------   Director                        August 19, 1997
  John F. Blokker

/s/
----------------------------   Director                        August 19, 1997
  Paul W. Hartloff, Jr.


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(Extra signature page)

                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Barbara, State of California, on August 19, 1997.

                                        CIRCON CORPORATION

                                        By: /s/
                                            ------------------------------------
                                                  RICHARD A. AUHLL
                                                  President